                         FINA OIL AND CHEMICAL COMPANY

                             Senior Debt Securities

                                   FINA, INC.

                      Guarantor of Senior Debt Securities

                             UNDERWRITING AGREEMENT


                                                                   July 17, 1996

To the Representatives of the
 several Underwriters named
 in the respective Pricing
 Agreements hereinafter
 described.

Dear Sirs:

         From time to time Fina Oil and Chemical Company, a Delaware corporation (the "Company"), and FINA, Inc., a Delaware corporation (the "Guarantor"), propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein), certain of the Company's senior debt securities as guaranteed by the Guarantor (collectively, the "Securities") specified in
Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

         The term and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

         1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom you, designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto, will act as representatives (the "Representatives"). The term "Representative" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement (this "Agreement") shall not be construed as an obligation of the Company or the Guarantor to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company and the Guarantor to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the


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Designated Securities specified therein.  Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. The Company and the Guarantor represent and warrant to, and agree with, each of the Underwriters that:

                 (a) A registration statement (File No. 333-06903) in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, to the Representatives for each of the other Underwriters, and such registration statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement being hereinafter called a "Preliminary Prospectus;" the various parts of such registration statement, including all exhibits thereto (other than the Statement of Eligibility Under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee, on Form T-1), each as amended, at the time such part became effective, being hereinafter collectively called the "Registration Statement;" the prospectus relating to the Securities and the prospectus supplement relating to any particular issuance of Designated Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement (which prospectus supplement shall be in all substantive respects in the form furnished to the Representatives, except to the extent the Representatives otherwise agree), being hereinafter collectively called the "Prospectus;" any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act of 1933, as amended (the "Act"), as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such amendment or supplement; and any reference to the Prospectus, as amended or supplemented, shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is first filed, or transmitted for filing, with the Commission pursuant to Rule 424 under the Act, including any documents incorporated by reference therein as of the date of such filing or transmission);





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                 (b)      The documents incorporated by reference in the
         Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and none of such documents contained an untrue statement of material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                 (c) Each part of the Registration Statement and the Prospectus conforms, and any amendments or supplements to the Registration Statement or the Prospectus will conform, on the date of filing thereof with the Commission, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), as applicable, and the rules and regulations of the Commission thereunder; the Registration Statement and any amendment thereto, as of the applicable effective date, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any supplement thereto, as of the applicable filing date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter of Designated Securities expressly for use in the Prospectus, as amended or supplemented, relating to such Securities;

                 (d) Neither the Guarantor, the Company nor any of their respective subsidiaries has sustained since the date of the latest audited consolidated financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, resulting in a material adverse effect on the business, assets, financial position or prospects of the Guarantor and its subsidiaries taken as a whole, or the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise set forth or contemplated in the
         Prospectus: (i) there has not been any material change in the capital stock or long-term debt of the Guarantor, the Company or any of their respective subsidiaries, except for the Company's re- classification from time to time of its short-term indebtedness to long-term indebtedness and of its long-term indebtedness to short-term indebtedness; (ii) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, assets, financial position or prospects of the Guarantor and its subsidiaries taken as a whole, or the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; (iii) no event has occurred that would result in a material write-down in assets; (iv) there have been no material transactions entered into





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         by the Guarantor or the Company, other than those publicly disclosed or in the ordinary course of business; (v) neither the Guarantor nor the Company has repurchased any of its outstanding capital stock except as set forth in or contemplated by the Prospectus; and (vi) there have been no dividends or distributions of any kind declared, paid or made by the Guarantor or the Company in respect of its capital stock except for regular cash dividends paid in the ordinary course of business;

                 (e) The Guarantor, the Company and their respective subsidiaries have indefeasible title in fee simple to all real property and indefeasible title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as are not material to the business of the Guarantor and its subsidiaries taken as a whole, or the Company and its subsidiaries taken as a whole; and any real property and buildings held under lease by the Guarantor, the Company and their respective subsidiaries are held by them under leases that are valid, subsisting and in full force and effect, with such exceptions as are not material to the business of the Guarantor and its subsidiaries taken as a whole, or the Company and its subsidiaries taken as a whole;

                 (f) Each of the Guarantor and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and each subsidiary of the Guarantor and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; each of the Guarantor, the Company and their respective subsidiaries has full power and authority (corporate and other) to own its properties and conduct its business as described, or incorporated by reference, in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                 (g) Each of the Guarantor and the Company has an authorized capitalization as set forth, or as incorporated by reference, in the Prospectus, and all of the outstanding shares of capital stock of the Guarantor and the Company have been duly and validly authorized and issued and are fully paid and nonassessable; and all of the outstanding shares of capital stock of each subsidiary of the Guarantor and the Company have been duly and validly authorized and issued, are fully paid and nonassessable and are owned directly or indirectly by the Guarantor or the Company, free and clear of all liens, encumbrances, equities or claims affecting transferability or voting except as set forth in the Prospectus;

                 (h) The Securities have been duly authorized, and, when Designated Securities are executed, authenticated, issued and delivered against payment therefor pursuant to this Agreement, the Indenture and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and entitled to the benefits





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         provided by the Indenture, which has been or will be incorporated by reference as an exhibit to the Registration Statement; the guarantee of the Guarantor with respect to the securities set forth in Article Three of the Indenture has been duly authorized, and, when the statement of the Guarantor's guarantee with respect to the Designated Securities is endorsed on the certificates representing such Designated Securities in the manner specified in the Indenture, and when such Designated Securities are themselves executed, authenticated, issued and delivered against payment therefor pursuant to this Agreement, the Indenture and the Pricing Agreement with respect to such Designated Securities, such statement of the Guarantor's guarantee will have been duly endorsed thereon and the guarantee will constitute the valid and legally binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors rights and to general equity principles; the Indenture has been duly authorized, executed and delivered by the Guarantor and the Company and constitutes a valid and legally binding instrument, enforceable against the Company and, to the extent specified in Article Three thereof, the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; at the Time of Delivery (as defined in Section 4 hereof), the Indenture will have been duly qualified under the Trust Indenture Act; and the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Prospectus;

                 (i) The issue and sale of the Securities and the compliance by the Guarantor and the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor, the Company or any of their respective subsidiaries is a party or by which the Guarantor, the Company or any of their respective subsidiaries is bound or to which any of the property or assets of the Guarantor, the Company or any of their respective subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended or restated, or the Bylaws of the Guarantor or the Company or any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor, the Company or any of their respective subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Securities or the consummation by the Guarantor or the Company of the other transactions contemplated by this Agreement or any Pricing Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                 (j) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Guarantor, the Company or any of their respective subsidiaries is a party or of which any property of the Guarantor, the Company





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         or any of their respective subsidiaries is the subject that, if determined adversely to the Guarantor, the Company or any of their respective subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Guarantor and its subsidiaries taken as a whole, or the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                 (k) KPMG Peat Marwick, L.L.P., who have certified certain consolidated financial statements of the Guarantor and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                 (l) The Company has no knowledge of any default in any material obligation to be performed by any party to any agreement to which the Guarantor, the Company or any of their respective subsidiaries is a party, which default or defaults in the aggregate would have a material adverse effect upon the business, assets, financial position, or prospects of the Guarantor and its subsidiaries taken as a whole, or the Company and its subsidiaries taken as a whole;

                 (m) The consolidated financial statements of the Guarantor and its subsidiaries, including accompanying notes, included or incorporated by reference in the Prospectus, comply in all material respects with the requirements of the Act and fairly present the consolidated financial position and the consolidated results of the operations of the Guarantor and its subsidiaries at the respective dates and for the respective periods to which they apply, and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved except as may be expressly stated in the notes thereto. The summary financial information of the Company and its subsidiaries included or incorporated by reference in the Prospectus complies in all material respects with the requirements of the Act. The financial information and statistical data set forth in the Prospectus under the caption "Summary of Selected Financial Data" are fairly presented and prepared on a basis consistent with such consolidated financial statements, such summary financial information or the books and records of the Guarantor or the Company, as the case may be, unless otherwise stated in the Prospectus;

                 (n) Except as described in the Prospectus, the Guarantor, the Company and each of their respective subsidiaries have all necessary licenses, certificates, permits, authorizations, approvals, rights and orders of and from all governmental agencies or bodies having jurisdiction over the Guarantor, the Company or any of their respective subsidiaries to own their respective properties and conduct their respective businesses as described in the Prospectus, the failure to possess or the failure to operate in compliance with which would have a material adverse effect on the business of the Guarantor and its subsidiaries taken as a whole, or the Company and its subsidiaries taken as a whole, and neither the Guarantor nor the Company has received notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect





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         the business, assets, financial position or prospects of the Guarantor and its subsidiaries taken as a whole, or the Company and its subsidiaries taken as a whole;

                 (o) This Agreement has been duly and validly authorized, executed and delivered by the Company and the Guarantor and is a valid and binding agreement of the Company and the Guarantor, and the Pricing Agreement with respect to the Designated Securities, when executed and delivered by the Company and the Guarantor, will constitute a valid and binding agreement of the Company and the Guarantor, enforceable against the Company in accordance with its terms, subject, in each case, as to enforcement, to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights, and to general equity principles, and except to the extent that rights of indemnification hereunder may be limited by applicable laws or equity principles;

                 (p) Except as described in the Prospectus, each of the Guarantor, the Company and their respective subsidiaries owns or possesses all of the patents, trademarks, service marks, trade names, copyrights and licenses and rights with respect to the foregoing, necessary for the present conduct of its business, without any known conflict with the rights of others, the result of which conflict would materially and adversely affect the business, assets, financial position or prospects of the Guarantor and its subsidiaries taken as a whole, or the Company and its subsidiaries taken as a whole;

                 (q) There are no contracts, indentures, mortgages, loan agreements, notes, bonds, debentures, other evidences of indebtedness, leases or other agreements or instruments of the Guarantor or the Company of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or referred to or filed as required;

                 (r) No labor disturbance exists with the employees of the Guarantor, the Company or any of their respective subsidiaries, or, to the best of the Company's knowledge, is imminent, that would result in a material adverse effect upon the Guarantor and its subsidiaries taken as a whole, or the Company and its subsidiaries taken as a whole, and the Company has not received notice of any existing or imminent labor disturbance by the employees of any of its or the Guarantor's principal suppliers, that might reasonably be expected to materially adversely affect the business, assets, financial position or prospects of the Guarantor and its subsidiaries taken as a whole, or the Company and its subsidiaries taken as a whole;

                 (s) The conditions to the use of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Guarantor, the Company and the Registration Statement and Prospectus;

                 (t) Except as provided in the Prospectus, the Company and the Guarantor (i) do not have any material lending or other relationships with any banks or lending affiliates of the Underwriters and (ii) do not intend to use any of the proceeds from the sale of the Designated Securities hereunder to repay any outstanding debt owed to any affiliates of the Underwriters; and





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                 (u)      Except as provided in the Prospectus, there are no
         persons with registration or other similar rights either to have any securities registered pursuant to the Registration Statement or to have any securities otherwise registered by the Company under the Act in connection with or as a result of the execution, delivery and performance of this Agreement.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus, as amended or supplemented.

         4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive or book-entry form, as specified in the Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor (by wire transfer of immediately available funds to such bank account or accounts as may be specified by the Company) to the Company at the time and date of delivery of such Securities or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date being called the "Time of Delivery" for such Securities.

         5. The Company and the Guarantor agree with each of the Underwriters of any Designated Securities:

                          (a)     To make no further amendment or any
         supplement to the Registration Statement or Prospectus, as amended or supplemented, after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery of such Securities that shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Prospectus or any amended Prospectus has been filed, or transmitted for filing, and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Guarantor or the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities; and during such same period to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                 (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities; provided that, in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                 (c) To furnish the Underwriters with copies of the Prospectus, as amended or supplemented, in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if, for any other reason, it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus that will correct such statement or omission or effect such compliance;

                 (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement and of the post-effective amendment thereto, hereinafter referred to, an earning statement of the Guarantor and its subsidiaries and of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Guarantor and the Company, Rule 158);

                 (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives, and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company that mature more than one year after such Time of Delivery and that are substantially similar to such Designated Securities, without the prior written consent of the Representatives;

                 (f) To furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Guarantor and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement) condensed consolidated financial information of the Guarantor and its subsidiaries for such quarter in reasonable detail;

                 (g) During a period of two years from the effective date of the Registration Statement, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to the Representatives (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Securities or any class of securities of the Guarantor or the Company is listed other than registration statements filed under the Act; and (ii) such additional information concerning the business and financial condition of the Guarantor or the Company as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Guarantor and its subsidiaries or the Company and its subsidiaries, as applicable, are consolidated in reports furnished to their stockholders generally or to the Commission), provided such information is prepared in the ordinary course of business and is not otherwise confidential; and further provided that the foregoing restriction on access to information shall not prohibit the Representatives' access to such information necessary for the defense of any litigation threatened or filed against the Underwriters relating to this Agreement and the transactions contemplated hereby; and

                 (h) To apply in the manner described under "Use of Proceeds" in the Prospectus, the proceeds it receives from the sale of the Securities.

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Guarantor's and the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Pricing Agreement, the Indenture, any Blue Sky or legal investment memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel in connection with such qualification and in connection with any Blue Sky or legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the filing fees incident to any required review, if any, by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of the trustee designated in the Indenture (the "Trustee") and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section,
Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                 (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives;

                 (b) Simpson Thacher & Bartlett, counsel for the Underwriters, shall have furnished to the Representatives such opinion as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                 (c) Cullen M. Godfrey, Vice President, General Counsel and Secretary of the Guarantor and Vice President and General Counsel of the Company (as to (i) through (vi) and (ix), (xii) and (xiii) below) and Thompson & Knight, A Professional Corporation, special counsel for the Guarantor and the Company (as to (vii), (viii), (x), (xi) and (xiii) below), shall have furnished to the Representatives their respective written opinions, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                   (i) Each of the Guarantor and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, as amended or supplemented;

                  (ii) The Guarantor has an authorized capitalization as set forth in the Prospectus, as amended or supplemented, and all of the outstanding shares of capital stock of the Guarantor and the Company have been duly and validly authorized and issued and are fully paid and nonassessable;

                 (iii) Each of the Guarantor and the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which the failure so to qualify would have a material adverse effect upon the Guarantor and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon certificates issued by various state authorities as deemed necessary by such counsel);

                  (iv) Each subsidiary of the Guarantor and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; each subsidiary of the Guarantor and the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which the failure so to qualify would have a material adverse effect upon the Guarantor and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon certificates issued by various state authorities as deemed necessary by such counsel); and all of the outstanding shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable, and (except for directors' qualifying shares and except as set forth on a Schedule to such opinion or as otherwise set forth, or incorporated by reference, in the Prospectus) are owned directly or indirectly by the Guarantor or the Company, free and clear of all liens, encumbrances, equities or claims affecting transferability or voting;

                   (v) To the best of such counsel's knowledge and other than as set forth or contemplated, or incorporated by reference, in the Prospectus, as amended or supplemented, there are no legal or governmental proceedings pending to which the Guarantor, the Company or any of their respective subsidiaries is a party or of which any property of the Guarantor, the Company or any of their respective subsidiaries is the subject which, if determined adversely to the Guarantor, the Company or any of their respective subsidiaries, would individually or in the aggregate have a material adverse effect on the business, assets, financial position or prospects of the Guarantor and its subsidiaries taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vi) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company and the Guarantor and each constitutes a valid and legally binding obligation of the Company and the Guarantor, enforceable against them in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles that may limit the availability of certain remedies (including specific performance), and except to the extent that rights of indemnification hereunder may be limited by applicable law or equity principles;

                 (vii) The Designated Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company and, to the extent specified in Article Three of the Indenture, of the Guarantor, and are entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles that may limit the availability of certain remedies (including specific performance); and the Designated Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus, as amended or supplemented;

                (viii) The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and constitutes a valid and legally binding agreement enforceable against the Company and the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles that may limit the availability of certain remedies (including specific performance); and the Indenture has been duly qualified under the Trust Indenture Act;

                  (ix) The issue and sale of the Designated Securities and the compliance by the Guarantor and the Company with all of the provisions of the Designated Securities, the Indenture, and this Agreement and the Pricing Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Guarantor, the Company or any of their respective subsidiaries is a party or by which the Guarantor, the Company or any of their respective subsidiaries is bound or to which any of the property or assets of the Guarantor, the Company or any of their respective subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended or restated, or the Bylaws of the Guarantor or the Company or any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor, the Company or any of their respective subsidiaries or any of their properties;

                   (x) To the best of such counsel's knowledge, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Guarantor, the Company or any of their respective subsidiaries or any of their properties is required for the issue and sale of the Designated Securities or the consummation of the other transactions contemplated by this Agreement, the Pricing Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                  (xi) The Registration Statement is effective under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order are pending or threatened under the Act;

                 (xii) The documents incorporated by reference in the Prospectus, as amended or supplemented (other than the financial statements and related notes, statistical data and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be (other than the financial statements and related notes, statistical data and related schedules therein, as to which such counsel need express no belief), contained, in the case of a registration statement that became effective under the Act, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading, and, in the case of other documents that were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus that are not filed or incorporated by reference or described as required; and

                (xiii) The Registration Statement and the Prospectus (other than the financial statements and related notes, statistical data and related schedules therein, as to which such counsel need express no opinion), at the effective date thereof and at the Time of Delivery for the Designated Securities complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act, as applicable, and the rules and regulations thereunder; such counsel has no reason to believe that, as of the effective date of the Registration Statement, the Registration Statement (other than the financial statements and related notes, statistical data and related schedules therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the Time of Delivery, the Prospectus (or, as of its date, any amendment or supplement thereto made by the Company prior to the Time of Delivery) (other than the financial statements and related notes, statistical data and related schedules therein, as to which such counsel need express no belief) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) On the date of the Pricing Agreement for such Designated Securities and at the Time of Delivery for such Designated Securities, KPMG Peat Marwick, L.L.P., who have certified the consolidated financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Registration Statement, shall have furnished to the Representatives a letter, dated as of the date of such Pricing Agreement, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto and, with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance reasonably satisfactory to the Representatives;

            (e) (i) Neither the Guarantor, the Company nor any of their respective subsidiaries shall have sustained since the date of the latest audited consolidated financial statements included or incorporated by reference in the Prospectus, as amended or supplemented, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any material labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus, as amended or supplemented, there shall not have been any material change in the capital stock (other than through exercise of employee stock options) or long-term debt of the Guarantor and its subsidiaries taken as a whole, or the Company and its subsidiaries taken as a whole (other than borrowings and repayments made in the ordinary course of business), or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Guarantor, the Company and their respective subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus, as amended or supplemented;

            (f) Subsequent to the date of the Pricing Amendment relating to the Designated Securities, (i) no downgrading shall have occurred in the rating accorded the Guarantor's or the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Designated Securities;

            (g) Subsequent to the date of the Pricing Amendment relating to the Designated Securities, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on either of such exchanges or such market by any regulatory body or governmental authority having jurisdiction, or trading in securities of the Company or the Guarantor on any exchange or in the over-the-counter market shall have been suspended; (ii) a general moratorium on commercial banking activities in New York declared by either federal or New York State authorities; or (iii) the engagement by the United States in hostilities that have resulted in the declaration, on or after the date of such Pricing Agreement, of a national emergency or war or such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) if the effect of any such event specified in this clause (iii), in the reasonable judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus, as amended or supplemented; and

            (h) The Company and the Guarantor shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities, certificates of officers of the Company and the Guarantor satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Company and the Guarantor of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request.

      8. (a) The Company and the Guarantor will indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls an Underwriter within the meaning of the Act (collectively referred to for the purposes of this Section 8 as an Underwriter), and each affiliate (as defined in Rule 144(a)(i) of the rules and regulations of the

Commission under the Act) of the Underwriter, its directors, officers and employees and each person, if any, who controls such affiliates, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus, as amended or supplemented, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that the Company and the Guarantor shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus, as amended or supplemented, in reliance upon and in conformity with written information furnished to the Company and the Guarantor by or on behalf of any Underwriter expressly for use therein; provided further, that the Company and the Guarantor shall not be liable to the Underwriters under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus or any preliminary prospectus supplement to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or the Prospectus as then amended or supplemented if the Company had previously furnished copies thereof to such Underwriter.

      (b) Each Underwriter will indemnify and hold harmless the Company and the Guarantor, its officers and employees and each person, if any, who controls the Company and the Guarantor within the meaning of the Act (collectively referred to for the purposes of this Section 8 as the Company), and each affiliate (as defined in Rule 144(a)(i) of the rules and regulations of the Commission under the Act) of the Company, its directors, officers and employees and each person, if any, who controls such affiliates, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus, as amended or supplemented, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus, as amended or supplemented, in reliance upon and in conformity with written information furnished to the Company and the Guarantor by or on behalf of such Underwriter expressly for use therein; and will reimburse the Company and the Guarantor for any legal or other expenses reasonably incurred by the Company and the Guarantor in connection with investigating or defending any such action or claim.

      (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim with respect thereto is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure; and provided, further, that the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to the such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriters shall have the right to employ separate counsel to represent jointly the Underwriters who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters under the Section 8 if, in the reasonable judgment of the Underwriters, it is advisable for the Underwriters to be jointly represented by separate counsel, and in that event the fees and expenses of one such separate counsel in any jurisdiction shall be paid by the Company and the Guarantor. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

      (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other from the offering of such Designated Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions with respect thereto) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

      (e) The obligations of the Company and the Guarantor under this Section 8 shall be in addition to any liability that the Company and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Guarantor and to each person, if any, who controls the Company and the Guarantor within the meaning of the Act.

      9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities that it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter, the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that, in the opinion of the Representatives, may thereby be made necessary.
The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Designated Securities.

      (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives or the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each nondefaulting Underwriter to purchase the principal amount of Designated Securities that such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each nondefaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities that such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require nondefaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any nondefaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Guarantor and the Company, or any officer or director or controlling person of the Guarantor and the Company, and shall survive delivery of and payment for the Securities.

      11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Guarantor and the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Guarantor and the Company as provided herein, the Guarantor and the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Guarantor and the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and
Section 8 hereof; and further provided, however, that notwithstanding the foregoing, the Guarantor and the Company shall have no obligation to reimburse the Underwriters as described above if Designated Securities are not delivered by or on behalf of the Guarantor and the Company as provided herein because of the failure of counsel for the Underwriters to furnish the opinion or opinions contemplated by Section 7(b) hereof, or because of the occurrence of any of the events described in Section 7(f) or (g) hereof. The Guarantor and the Company shall not in any event be liable to any Underwriter for loss of anticipated profits from the transactions contemplated by this Agreement, the Pricing Agreement or otherwise.

      12. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

      All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the address of the Representatives, as set forth in the Pricing Agreement; and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to the address of the Company set forth in the Registration Statement, Attention: Vice President, Chief Financial Officer and Treasurer; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request.

      13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Guarantor and the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Guarantor and the Company and each person who controls the Guarantor and the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any rights under or by virtue of this Agreement or any Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      14.   Time shall be of the essence of this Agreement.

      15. This Agreement and each Pricing Agreement shall be construed in accordance with the laws of the State of New York.

      16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding, please sign and return to us two (2) counterparts hereof.

                                           Very truly yours,

                                           FINA OIL AND CHEMICAL COMPANY



                                           By: /s/ Yves Bercy
                                              ---------------------------------
                                                Yves Bercy
                                                Vice President, Chief Financial
                                                Officer and Treasurer


                                           FINA, INC.



                                           By: /s/ Yves Bercy
                                              ---------------------------------
                                                Yves Bercy
                                                Vice President, Chief Financial
                                                Officer and Treasurer



Accepted as of the date hereof
at New York, New York:

CHASE SECURITIES INC.
MORGAN STANLEY & INCORPORATED
NATIONSBANC CAPITAL MARKETS, INC.
c/o Chase Securities Inc.
270 Park Avenue, 6th Floor
New York, New York  10017

   By:   Chase Securities Inc.



         By: /s/ Peter Madonia
             ------------------------------
             Peter Madonia
             Managing Director

                                                                         ANNEX I


                               PRICING AGREEMENT



[Name and address of Representative(s)]


                                                       _________________, 199___


Dear Sirs:

      Fina Oil and Chemical Company (the "Company") and FINA, Inc., a Delaware corporation (the "Guarantor") propose, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated __________________, 199__ (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in
Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein, and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus, as amended or supplemented, relating to the Designated Securities that are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

      An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed, or in the case of a supplement, transmitted for filing, with the Commission.

      Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company and the Guarantor agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Guarantor, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in
Schedule I hereto.

      If the foregoing is in accordance with your understanding, please sign and return to us two (2) counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this Pricing Agreement and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Guarantor and the Company. It is understood that your acceptance of this Pricing Agreement on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.


                                                Very truly yours,

                                                FINA OIL AND CHEMICAL COMPANY


                                                By:
                                                   ----------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------


                                                FINA, INC.


                                                By:
                                                   ----------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------



Accepted as of the date hereof
at              ,             :
   -------------  ------------

[Name and address of Representative(s)]


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

                                   SCHEDULE I


                                                                Principal
                                                                Amount of
                                                               Securities
                                                                  to be
   Underwriters                                                 Purchased
   ------------                                                 ---------

                                                         $



                                                           -------------------

Total . . . . . . . . . . . . . . . . . . . . . . . .    $
                                                           ===================

                                  SCHEDULE II

Title of Designated Securities:

      ____%  [Senior Debt Securities] due ____________


Aggregate principal amount:

      $__________________


Price to Public:

      ____ % of the principal amount of the Designated Securities, plus accrued interest from ___________ to ____________


Purchase Price by Underwriters:

      ____% of the principal amount of the Designated Securities, plus accrued interest from ___________ to ____________


Specified funds for payment of purchase price:

      Wire transfer of immediately available funds


Indenture:

      Indenture, dated as of ___________, 19___, between the Company and ___________________, as Trustee


Maturity:



Interest Rate:

      _____%

Interest Payment Dates:

[months and dates]

Redemption Provisions:

      [Provisions for redemption]


Sinking Fund Provisions:

      [The Designated Securities are entitled to the benefit of a sinking fund to retire $________ principal amount of Designated Securities on _____________ in each of the years _____ through _______ at 100% of their principal amount plus accrued interests] [, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional $__________________ principal amount of Designated Securities in the years _______ through ______ at 100% of their principal amount plus accrued interest].


Time of Delivery:



Closing Location:


Name and address of Representatives:

      Designated Representatives:



      Address for Notices, etc.:


Book-Entry Provisions:

      [Provisions for book-entry registration
       of the Designated Securities]


[Other terms]:

                                                                        ANNEX II


                         DESCRIPTION OF COMFORT LETTER

      Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

               (i) They are independent certified public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

              (ii) In their opinion, the consolidated financial statements and any supplementary financial information and schedules examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information and/or condensed financial statements derived from audited consolidated financial statements of the Guarantor and its subsidiaries for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

             (iii) In their opinion, the selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Guarantor's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years that were included or incorporated by reference in the Guarantor's Annual Reports on Form 10-K for such fiscal years;

              (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited consolidated financial statements and other information referred to below, a reading of the latest available interim consolidated financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited consolidated financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Guarantor and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                     (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of changes in financial position included or incorporated by reference in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of changes in financial position included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

                     (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

                     (C) the unaudited financial statements that were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause
               (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

                     (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                     (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case that were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Guarantor and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest consolidated balance sheet included or included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases that the Prospectus discloses have occurred or may occur or that are described in such letter; and

                     (F) for the period from the date of the latest consolidated financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E), there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases that the Prospectus discloses have occurred or may occur or that are described in such letter; and

               (v) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives that are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.

      All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.